UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

QUANEX BUILDING PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 4, 2008, Quanex Building Products Corporation (the “Company”) issued a press release (the “Press Release”) reporting its earnings results for the fiscal fourth quarter and fiscal year 2008. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached hereto as Exhibit 99.1 contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Statements that use the words “expect,” “should,” “believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are forward-looking statements. Factors that could impact future results may include, without limitation, the effect of both domestic and global economic conditions, the impact of competitive products and pricing, and the availability and cost of raw materials. For a more complete discussion of factors that may affect the Company’s future performance, please refer to the Company’s Information Statement attached as Exhibit 99.1 to the Company’s Registration Statement on Form 10, filed April 4, 2008 and effective April 9, 2008, in particular the sections titled “Risk Factors” and “Special Note About Forward-Looking Statements” contained therein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

As previously announced last May, Mr. Raymond A. Jean retired from his role as Executive Chairman and a member of the Board of Directors of Quanex Building Products Corporation, on December 4, 2008.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	Press Release dated December 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION (Registrant)

December 4, 2008	/s/ Brent L. Korb
(Date)	Brent L. Korb Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

99.1	Press Release dated December 4, 2008